EXHIBIT 21 CATERPILLAR INC. SUBSIDIARIES AND AFFILIATES (as of December 31, 2001)
Name of Company	Where Organized
10G LLC	Delaware
A.S.V., Inc.	Minnesota
Acefun S.A. de C.V.	Mexico
Aceros Fundidos Internacionales S. de R.L. de C.V.	Mexico
Aceros Fundidos Internacionales LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
Aiwa Co., Ltd.	Japan
Akashi GS Co., Ltd.	Japan
All Parts International Inc.	Delaware
Anchor Coupling Inc.	Delaware
Aquila Mining Systems Ltd.	Canada
Asia Power Systems (Tianjin) Ltd.	China
AsiaTrak (Tianjin) Ltd.	China
Automotive Development Holdings B.V.	Netherlands
Bio-Energy Partners	Illinois
Bitelli S.p.A.	Italy
Brown Group Holdings Limited	England and Wales
Carter Machinery Company, Incorporated	Delaware
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (Bermuda) Funding Company	Bermuda
Caterpillar (Bermuda) Funding Parent Company	Bermuda
Caterpillar (Bermuda) Holding Company	Bermuda
Caterpillar (Bermuda) Ltd.	Bermuda
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England
Caterpillar Agricultural Products Inc.	Delaware
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Americas SARL	Switzerland
Caterpillar Americas Services Co.	Delaware
Caterpillar Andes S.A.	Chile
Caterpillar Arrendadora Financiera, S.A. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Assurance Company Limited	Grand Cayman Island
Caterpillar Belgium S. A.	Belgium
Caterpillar Brasil Ltda.	Brazil
Caterpillar Brasil Servicos S/C Ltda.	Brazil
Caterpillar Card Services Corporation	Nevada
Caterpillar Centro de Demostraciones y Desarrollo, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar Claas America LLC	Delaware
Caterpillar CMC Finance Corporation	Delaware
Caterpillar CMC, LLC	Delaware
Caterpillar Commercial Australia Pty. Ltd.	Australia
Caterpillar Commercial Holding S.A.	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial Private Limited	India
Caterpillar Commercial S.A.	Belgium
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services Ltd.	Canada
Caterpillar Commercial Services S.A.R.L.	France
Caterpillar Commerciale S.r.L.	Italy
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credito, S.A. de C.V.	Mexico
Caterpillar Distribution Services Europe B.V.B.A.	Belgium
Caterpillar Elphinstone Pty. Ltd.	Australia
Caterpillar Energy Company S.A.	Guatemala
Caterpillar Engine Systems Inc.	Delaware
Caterpillar Engine Systems Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Export Limited	US Virgin Islands
Caterpillar Factoraje Financiero, S.A. de C.V.	Mexico
Caterpillar Finance France S.A.	France
Caterpillar Finance Kabushiki Kaisya	Japan
Caterpillar Finance, s.r.o.	Czech Republic
Caterpillar Financial Acquisition Funding LLC	Delaware
Caterpillar Financial Acquisition Funding Partners	United Kingdom
Caterpillar Financial Asset Sales Corporation	Nevada
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Corporacion Financiera, S.A., E.F.C.	Spain
Caterpillar Financial Dealer Funding LLC	Delaware
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Member Company	Delaware
Caterpillar Financial Nordic Services A.B.	Sweden
Caterpillar Financial Nova Scotia Corporation	Canada
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial S.A. Arrendamento Mercantil	Brazil
Caterpillar Financial S.A. Credito, Financiamento e Investimento	Brazil
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England
Caterpillar Financial Services Argentina S.A.	Argentina
Caterpillar Financial Services Asia Pte. Ltd.	Singapore
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH & Co. KG	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Limited	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. z o.o.	Poland
Caterpillar Financial Services S.A.	Switzerland
Caterpillar Financial Services Verwaltungs GmbH	Germany
Caterpillar Financial Services Yugen Kaisya	Japan
Caterpillar Forest Products Inc.	Delaware
Caterpillar Formacion Tecnica, S. L.	Spain
Caterpillar France S.A.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Global Mining Pty. Ltd.	Australia
Caterpillar Group Limited	England and Wales
Caterpillar Group Services S.A.	Belgium
Caterpillar Holding (France) S.A.R.L.	France
Caterpillar Holding Germany GmbH	Germany
Caterpillar Holding Spain, S.L.	Spain
Caterpillar Holdings Australia Pty. Ltd.	Australia
Caterpillar Hungary Component Manufacturing Company Ltd.	Hungary
Caterpillar Impact Products Limited	United Kingdom
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Industrial Products, Inc.	Delaware
Caterpillar Institute (WA) Pty Ltd.	Australia
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Company	Missouri
Caterpillar Insurance Holdings Inc.	Delaware
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance plc	Ireland
Caterpillar International Funding S.A.R.L.	Switzerland
Caterpillar International Holding S.A.R.L.	Switzerland
Caterpillar International Investments S.A.R.L.	Switzerland
Caterpillar International Leasing L.L.C.	Delaware
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Management Ltd.	Delaware
Caterpillar Investments	England and Wales
Caterpillar Latin America Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Latin America Services de Puerto Rico, S. en C.	Puerto Rico
Caterpillar Latin America Servicios de Chile Limitada	Chili
Caterpillar Latin Americas Services, S.R.L.	Costa Rica
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH	Germany
Caterpillar Logistics Administrative Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Client Services LLC	Delaware
Caterpillar Logistics France SAS	France
Caterpillar Logistics N.V.	Belgium
Caterpillar Logistics Services (France) SARL	France
Caterpillar Logistics Services (Tianjin) Ltd.	China
Caterpillar Logistics Services (UK) Limited	England and Wales
Caterpillar Logistics Services de Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Logistics Services Germany GmbH & Co. KG	Germany
Caterpillar Logistics Services Germany Verwaltungs GmbH	Germany
Caterpillar Logistics Services International N.V.	Belgium
Caterpillar Logistics Services Polska Sp. z o.o.	Poland
Caterpillar Logistics Services Spain, S.A.	Spain
Caterpillar Logistics Services, Inc.	Delaware
Caterpillar Logistics Services-Egypt Ltd.	Egypt
Caterpillar Logistics Technology Services LLC	Delaware
Caterpillar Materiels Routiers S.A.	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar Motoren GmbH & Co. KG	Germany
Caterpillar Motoren Rostock GmbH	Germany
Caterpillar Motoren Verwaltungs-GmbH	Germany
Caterpillar New Zealand Depositary Company	Netherlands
Caterpillar New Zealand Funding Company	Netherlands
Caterpillar New Zealand Securities Company	Bermuda
Caterpillar NZ Funding LLC	Delaware
Caterpillar NZ Funding Parent Limited	Netherlands
Caterpillar of Australia Pty. Ltd.	Australia
Caterpillar of Canada Ltd.	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Overseas Credit Corporation S.A.	Switzerland
Caterpillar Overseas Investment Holding, S.A.R.L.	Switzerland
Caterpillar Overseas S.A.	Switzerland
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Paving Products Xuzhou Ltd.	China
Caterpillar Pension Trust Limited	England and Wales
Caterpillar Peterlee Limited	England
Caterpillar Poland Sp. z o.o	Poland
Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Systems y Compañia Limitada	Nicaragua
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures International Mauritius Ltd.	Mauritius
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Product Services Corporation	Missouri
Caterpillar Redistribution Services Inc.	Delaware
Caterpillar Redistribution Services International S.A.R.L.	Switzerland
Caterpillar Renting France S.A.S.	France
Caterpillar S.A.R.L.	Switzerland
Caterpillar Securities Inc.	Delaware
Caterpillar Services Limited	Delaware
Caterpillar Servicios Mexico S. de R.L. de C.V.	Mexico
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Special Services Belgium S.P.R.L	Belgium
Caterpillar Stockton Limited	England and Wales
Caterpillar Technical Services - Europe Limited	England
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno, L.L.C.	Russia
Caterpillar Transmissions France SARL	France
Caterpillar UK Employee Trust Limited	England and Wales
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools Canada Ltd.	Canada
Caterpillar Work Tools GmbH & Co. KG	Germany
Caterpillar Work Tools Verwaltungs-GmbH	Germany
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar World Trading of Europe S.A.R.L.	Switzerland
Caterpillar Xuzhou Ltd.	China
Centre de Distribution de Wallonie S.A.	Belgium
Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Claas Caterpillar Europe GmbH & Co. KG	Germany
Claas Caterpillar Europe Verwaltungs GmbH	Germany
Clean World Co.	Japan
CM Custom Product Co., Ltd.	Japan
CM Human Services Co., Ltd.	Japan
CM Logistics Services Co., Ltd.	Japan
CM Rental Kinki Co., Ltd.	Japan
CM Rental Tokai Co., Ltd.	Japan
CMEC Co., Ltd.	Japan
Cramo Holding AB	Sweden
Depositary (Bermuda) Limited	Bermuda
Dia Rental Hokuriku Co., Ltd.	Japan
Diamond Office Management Co., Ltd.	Japan
Dynamic Automation Systems Pty. Ltd.	Australia
East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Easytop Limited	England and Wales
EDC European Excavator Design Center GmbH & Co. KG	Germany
EDC European Excavator Design Center Verwaltungs GmbH	Germany
Elektrocieplawnia Starahowice Sp. Z.o.o.	Poland
Elphinstone Commercial Services Ltd.	Canada
EMC Testing Inc.	Delaware
Endeavour Caterpillar New Zealand Finance Company	New Zealand
Energy Services International Group, Ltd.	Delaware
Energy Services International Limited	Bermuda
Ensambladora Tecnologica de Mexico, S.A. de C.V.	Mexico
Enteco Servicos S. de R.L. de C.V.	Mexico
ESI do Brasil Ltda.	Brazil
F. M. K. Co., Ltd.	Japan
F.G. Wilson (Engineering) Limited	Northern Ireland
F.G. Wilson (Proprietary) Limited	South Africa
F.G. Wilson (USA) L.L.C.	Delaware
F.G. Wilson Australia PTY Limited	Australia
F.G. Wilson Engineering (Dublin) Limited	Ireland
F.G. Wilson Generators India Private Limited	India
F.G. Wilson Incorporated	Delaware
F.G. Wilson Singapore Pte Limited	Singapore
Federal Financial Services LLC	Delaware
Financieringsmaatschappij Bolier B.V.	Netherlands
FMS Equipment Rentals Inc.	Delaware
Forchester del Peru S.R.L.	Peru
Forchester do Brasil Ltda.	Brazil
Forchester International S.A.	Uruguay
Germanischer Lloyd AG	Germany
GFCM Servicios, S.A. de C.V.	Mexico
Grupo Financiero Caterpillar Mexico, S.A. de C.V.	Mexico
Guangzhou MaK Diesel Engine Ltd.	China
Hama-rental Co.	Japan
Heroco B.V.	Netherlands
Hindustan Powerplus Limited	India
Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Hokken Service Co.	Japan
Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Hook Up, Inc.	Delaware
Hydropro S.r.l.	Italy
I & S Operations, Inc.	Georgia
Inmobiliaria Conek, S.A.	Mexico
Ironmart LLC	Delaware
IronPlanet.com, Inc.	Delaware
Jigsaw Investors Corp.	Ontario
Jupiter Power Asia Co., Ltd.	Cambodia
Jupiter Power Cambodia Co., Ltd.	Cambodia
Jupiter Power Holdings Ltd.	Bermuda
Kappa Energy Partners	Texas
Kasargod Power Corporation Private Limited	India
Kiden Lease Co., Ltd.	Japan
Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
K-Lea Co., Ltd.	Japan
Kyoei Co.	Japan
Laminex V.o.F.	Netherlands
Landfill Energy Partners I	Texas
Let's Co., Ltd.	Japan
Lexington Real Estate Holding Corporation	Delaware
Machida Kiko Co., Ltd.	Japan
Machinefabriek Bolier B.V.	Netherlands
MaK (London) Limited	United Kingdom
MaK Americas Inc.	Canada
MaK Americas Inc.	Illinois
MaK Beteiligungs GmbH	Germany
MaK Deutschland GmbH & Co. KG	Germany
MaK Deutschland Verwaltungs-GmbH	Germany
MaK Mediterranee S.A.S.	France
MaK Motoren Asia Pte. Ltd.	Singapore
MaK Netherland B.V.	Netherlands
Material Handling Associates, Inc.	Delaware
MCFA Canada Ltd.	Ontario
MCFA FSC Inc.	Barbados
Mec-Track S.r.l.	Italy
Merwedehaven Beheer B.V.	Netherlands
MICA Energy Systems	Michigan
Mincom Pty Ltd	Australia
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Mistubishi Caterpillar Forklift Europe B.V.	Netherlands
Mitsubishi Caterpillar Forklift America de Argentina S.A.	Argentina
Mitsubishi Caterpillar Forklift America Inc.	Delaware
Mopesa Motores Power, SA	Mexico
Motores Diesel Andinos S.A.	Peru
Motori Perkins S.P.A.	Italy
Nagano Kouki Co., Ltd.	Japan
Necoles Investments B.V.	Netherlands
Nexus International Inc.	Delaware
Nexus International S.r.L.	Italy
Nihon Kenki Lease Co., Ltd.	Japan
OTSG, Inc.	Delaware
P. T. Caterpillar Finance Indonesia	Indonesia
P. T. Natra Raya	Indonesia
P. T. Solar Services Indonesia	Indonesia
Peoria Dredging Technologies L.L.C.	Delaware
Perkins do Brasil Comercial Ltda.	Brazil
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines (Australia) Pty. Ltd.	Australia
Perkins Engines (Latin America) Inc.	Delaware
Perkins Engines (Shrewsbury) Limited	England and Wales
Perkins Engines (Tianjin) Company Limited	China
Perkins Engines Company Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Executive Pension Trust Limited	England and Wales
Perkins France (SAS)	France
Perkins Holdings Limited	Delaware and England and Wales
Perkins International Inc.	Delaware
Perkins Limited	England and Wales
Perkins Motoren GmbH & Co. KG	Germany
Perkins Motoren Management GmbH	Germany
Perkins Pension Trust Limited	England and Wales
Perkins Power Sales & Service Limited	England and Wales
Perkins Shibaura Engines Limited	England and Wales
Perkins Technology Inc.	Delaware
Pioneer Distribution Inc.	South Carolina
Pioneer Machinery LLC	Delaware
PMHC LLC	Delaware
Przedsiebiorstuo Energetyki Ciepincj (Bugaj)	Poland
R.V.K. Energy Private Limited	India
Rapidparts Inc.	Delaware
Rapisarda Fluid SRL	Italy
Rapisarda Industries Srl	Italy
Rapisarda SpA	Italy
Rega Kyushu Co., Ltd.	Japan
Rex World Co., Ltd.	Japan
Sabre Engines Limited	England
Sagami GS Co., Ltd.	Japan
Sanko Rental Co.	Japan
SCM Operator Training Co., Ltd.	Japan
SCM Shoji Co., Ltd.	Japan
SCM System Service Co., Ltd.	Japan
Servtech Limited	Ireland
Shanxi International Casting Co. Ltd.	China
Sharp Success Agriculture Limited	England
Shin Caterpillar Mitsubishi Ltd.	Japan
Shin Hokken Ltd.	Japan
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines International Company	Delaware
Solar Turbines Overseas Pension Scheme Limited	Guernsey
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria
Solar Turbines UK Limited	England and Wales
SPL Software Alliance LLC	Delaware
STI Capital Company	Delaware
Suryachakra Power Corporation Private Limited	India
Tech Itoh Co., Ltd.	Japan
Tecnologia Modificada S.A. de C.V.	Mexico
The Heartland Community Development Corporation	Illinois
Tokai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Tokyo Rental Co., Ltd.	Japan
Tone Lease Co.	Japan
Tunnel Rental Co., Ltd.	Japan
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turboservices SDN BDH	Malaysia
Turner Powertrain Systems Limited	England and Wales
UK Hose Assembly Limited	England
VALA (UK) LP	United Kingdon
VALA CV	Netherlands
VALA Inc.	Delaware
VALA LLC	Delaware
Veratech Holding B.V.	Netherlands
V-TRAC Holdings Limited	Cook Islands
V-TRAC Infrastructure Development Company	Vietnam
West Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
West Kanto Rental Co., Ltd.	Japan
Wright Equipment Company (Pty) Limited	South Africa
Yeep Co.	Japan